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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 30, 1997
                                                --------------------------------

                       Simione Central Holdings, Inc.
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           (Exact Name of Registrant as Specified in its Charter)

       Delaware                        0-22162                   22-3209241
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
  of Incorporation)                                          Identification No.)

6600 Powers Ferry Road, Atlanta, Georgia                            30339
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code         (770) 644-6500
                                                  ------------------------------

                               Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On June 30, 1997, Simione Central Holdings, Inc. announced that its Board of Directors and stockholders adopted a 1-for-2 reverse stock split that became effective June 30, 1997 upon the filing of the Certificate of Amendment of the Company's Certificate of Incorporation. As a result of the 1-for-2 reverse stock split, the number of shares of Common Stock held by the stockholders of record as of June 30 will be equal to the number of shares of Common Stock held immediately prior thereto divided by 2, plus cash in lieu of any fractional shares. The Company will mail a transmittal letter to each holder of record which will contain instructions for the surrender and exchange for the shares of Common Stock converted as a result of the stock split.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

    EXHIBIT NUMBER             DESCRIPTION
    --------------             -----------

         3.1 Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form S-4 (Registration Number 33-57150) as filed with the Securities and Exchange Commission).

         3.2 Amendment to the Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form S-4 (Registration Number 33-57150) as filed with the Securities and Exchange Commission).

         3.3 Certificate of Amendment of the Certificate of Incorporation of Simione Central Holdings, Inc., filed June 30, 1997 with the Secretary of State of the State of Delaware.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SIMIONE CENTRAL HOLDINGS, INC.
                                                    (Registrant)


                                          By:  /s/ James A. Tramonte
                                             -----------------------------------
                                                   James A. Tramonte
                                                   General Counsel and Secretary

Date:  July 8, 1997



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                                EXHIBIT INDEX

                                                                     Sequential
Exhibit Number                      Description                      Page Number
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
3.1                                 Certificate of Incorpoation of the Company
                                    (Incorporated by reference to Exhibit 3.1
                                    of the Company's Registration Statement on
                                    Form S-4 (Registration Number 33-57150) as
                                    filed with the Securities and Exchange
                                    Commission).


3.2                                 Amendment to the Certificate of
                                    Incorporation of the Company (Incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form
                                    S-4 (Registration Number 33-57150) as filed with the Securities and Exchange
                                    Commision).


3.3                                 Certificate of Amendment of the
                                    Certificate of Incorporation of
                                    Simione Central Holdings, Inc.,
                                    filed June 30, 1997 with the
                                    Secretary of State of the State
                                    of Delaware.
